SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Tables)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Schedule of basic and diluted earnings per share
	Year Ended
	December 31,
	2015	2014

Net income	$4,637,754	$3,826,192

Basic weighted average shares outstanding	7,006,715	7,007,283

Dilutive potential common shares	-	-

Diluted weighted average shares outstanding	7,006,715	7,007,283

Basic and diluted earnings per share	$0.66	$0.55